F.N.B. Corporation Investor Presentation First Quarter 2014 May 14, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause
F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5)
various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission;
(9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13) transaction risks associated with the pending merger of OBA Financial Services Inc., and integration challenges related to the completed mergers with BCSB Bancorp, Inc., PVF Capital Corp. and Annapolis Bancorp, Inc. and the difficulties encountered in expanding into a new market; (14) the effects of current, pending and future legislation, regulation and regulatory actions, or (15) the impact on federal regulated agencies that have oversight or review of F.N.B. Corporation’s business and securities activities. F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the
Corporation provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.
While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.
The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on April 23,
2014 and in its periodic filings with the Securities and Exchange Commission.

Important Information About the Pending Merger
Merger of F.N.B. and OBA Financial Services Inc. In connection with the proposed merger between F.N.B. and OBA Financial Services, Inc., a definitive proxy statement of and OBA Financial Services, Inc. and prospectus of F.N.B. will be filed with the SEC. SHAREHOLDERS OF OBA FINANCIAL SERVICES,
INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS
FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION.
F.N.B. and OBA Financial Services, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from
OBA Financial Services, Inc. shareholders in connection with the proposed merger. Information concerning such participants’ ownership of OBA Financial
Services, Inc. common stock will be set forth in the definitive proxy statement/prospectus.
Where to Find Additional Information. A free copy of the definitive proxy statement/prospectus for each pending merger, as well as other documents containing information about F.N.B. Corporation and OBA Financial Services, Inc., may be obtained at the SEC’s Internet site (http://www.sec.gov). In addition, investors and security holders may obtain free copies of the documents that F.N.B. and OBA Financial Services, Inc. have filed with the SEC by contacting the following persons at each corporation:
F.N.B.: James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317
OBA Financial Services, Inc.:  Charles E. Weller, President and Chief Executive Officer, OBA Financial Services, Inc., 20300 Seneca Meadows Parkway
Germantown, MD 20876, telephone: (301) 916-0742.

4 F.N.B. Corporation About F.N.B. Corporation Experienced Leadership Team Favorably Positioned for Long-Term Success Strong Operating Trends

About F.N.B. Corporation

(1) Pro-forma for the pending acquisition of OBA Financial Services, Inc., which is expected to close in 3Q14, with assets of approximately $0.4 billion, loans of $0.3 billion, deposits of $0.3 billion and 6 banking locations; (2) SNL Financial, excludes custodian bank
• Assets: $14.9 billion (1)
• Loans: $10.2 billion (1)
• Deposits: $12.2 billion (1)
• Banking locations: 289 (1)
• Market Capitalization: $2.1 billion
• Attractive and expanding footprint: PA/OH/MD/WV: Banking locations span
57 counties and four states (1)
• Presence in three major metropolitan markets (2)
• #3 market share in the Pittsburgh, Pennsylvania MSA
• #10 market share in the Baltimore, Maryland MSA
• #14 market share in the Cleveland, Ohio MSA
• Solid profitability performance
• Consistent, high-quality results
• Industry-leading, consistent loan growth
• Solid shareholder returns
• Position for sustained growth; maintain low risk profile
• Reposition and reinvest in the franchise
• Maintain disciplined expense control
• Expand market share potential and growth opportunities
• Maintain low-risk profile
High-Quality,
Growing Regional Financial Institution
Positioned for Sustained Growth
Consistent, Strong Operating Results
Operating Strategy

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 27 2005 National City
President, First National Bank
John C. Williams, Jr. 43 2008 Huntington
National City
Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 26 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 28 2002 FNB
Promistar
Experienced Leadership Team

Experienced and respected executive management team has guided FNB through the cycle, and positioned Company for long-term, sustained growth

Favorably Positioned for Long-Term Success

High-Quality Earnings and Consistent Strong Performance Relative to Peers
Full Year 2013 - Record net income, record loan production of $3.3 billion, solid operating results
First Quarter 2014 – Continued solid profitability performance and high-quality earnings
Organic growth in total loans for 19 consecutive quarters, led by strong C&I average loan growth of 10%
annualized.
Strong funding mix with transaction deposits and customer repos representing 76% of total deposits and customer repos at March 31, 2014.  Loans to deposits and customer repurchase agreements ratio of 85%.
Consistent loan and low-cost deposit growth supports stability in the net interest margin.
Solid and consistent asset quality results - provision for loan losses continued to exceed net charge-offs to support loan growth.
1Q14 efficiency ratio of 59% slightly improved from prior year quarter.
FNB recently named as a “Best Performing Regional Bank of 2013” by SNL Financial.
Expanded Footprint and Growth Potential
Recent acquisitions in dynamic markets enhance organic growth opportunities.
Repositioned and Enhanced Delivery Channel
Full suite of online and mobile banking products, 54k customers currently enrolled, with continued growth expected.
Branch optimization strategy has resulted in 52 consolidations and 10 de-novo expansions since 2010 .
Significant Talent Acquisition
Leadership and team build-outs over past several years in existing markets
Leadership and team build in expansion markets essentially complete
Sales Management Process and Culture
Developed and implemented proprietary systems, processes and strong culture over the past several years
Deployed across FNB business units
Consistent Investments in Enterprise-Wide Risk Management Infrastructure
Well-positioned to continue successfully navigating regulatory environment
Recent Capital Actions Strengthen Capital Structure, Support Growth Objectives and Address Basel III Provisions

Operating Results Relative to Peers

The above represents full-year 2010, 2011, 2012, 2013 or quarterly results as noted. Refer to Supplemental Information for peer group listing.
(1) Operating results, refer to Supplemental Information.
1Q14 = First
Full Quarter of
4Q13 Capital
Actions
59.0%
57.8%
59.7%
58.6%
59.7%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
1Q14 4Q13 3Q13 2Q13 1Q13
Efficiency Ratio
FNB Peer Group Median
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1Q14 2013 2012 2011 2010
Net Charge-Offs to Average Loans
FNB Peer Group Median
0.28% 0.28%
0.35%
0.58%
0.77%
3.62%
3.67%
3.64%
3.63%
3.66%
2.50%
2.70%
2.90%
3.10%
3.30%
3.50%
3.70%
3.90%
1Q14 4Q13 3Q13 2Q13 1Q13
Net Interest Margin
FNB Peer Group Median
14.60%
17.35%
18.75%
16.32%
14.71%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
1Q14 2013 2012 2011 2010
ROTCE
(1)
FNB Peer Group Median

Consistent Loan and Transaction Deposit Growth

(1) Organic balances exclude initial respective balances acquired upon transaction close for BCSB (2/14), PVFC (10/2013), ANNB (4/2013), PVSA (1/2012) and
CBT (1/2011).
Consistent Growth in Loans and Transaction Deposits
Loans
(Spot Balances, In Billions)
Transaction Deposits and Customer Repos
(Spot Balances, In Billions)
CAGR 4Q10 – 1Q14
Total 18.7%
Organic
(1)
9.3%
CAGR 4Q10 – 1Q14
Total 16.3%
Organic
(1)
6.6%
$9.9
$9.5
$8.1
$6.9
$6.1
$7.5
$7.4
$6.8
$6.4
$6.1
3/31/14 12/31/13 12/31/12 12/31/11 12/31/10
Total Organic
$8.9
$8.4
$7.4
$5.8
$5.1
$6.9
$6.6
$6.2
$5.5
$5.1
3/31/14 12/31/13 12/31/12 12/31/11 12/31/10
Total Organic

Transaction Deposit Growth - Strengthened Funding Mix

(1) Based on period-end balances
Consistent Transaction Deposit Growth Results in Strengthened Deposit Mix
Total Transaction Deposits and Customer Repos Mix
76% 76%
74%
73%
71%
24% 24%
26%
27%
29%
3/31/2014 12/31/2013 12/31/2012 12/31/2011 12/31/2010
Transaction Deposits and Customer Repos Time Deposits

126%
126%
113%
78%
61%
76%
1Q14 2013 FY 2012 FY
FNB Peer Group Median
Consistent Asset Quality – Continued High-Quality Earnings

(1) At respective period-end.  FNB levels represents allowance for loan losses to total originated loans.  Peer data per SNL Financial.
FNB Continues to Deliver High-Quality Earnings
Provision for Loan Losses as % of Net Charge-Offs ($)
FNB provision for loan losses exceeds net charge-offs to
support consistent, solid loan growth results
Allowance for Loan Losses/Total Loans (%)
(1)
FNB allowance for loan losses to total loans (originated
portfolio) has remained relatively stable
1.28
1.29
1.38
1.14
1.18
1.47
3/31/2014 12/31/2013 12/31/2012
FNB Peer Group Median

1Q14 Comparative EPS Trends

(1) Operating results, a non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details
$0.19
$0.21
$0.20
$0.03
$0.01
1Q14 4Q13 1Q13
Operating EPS per Common Share Items Impacting Comparative EPS
1Q14, Linked-Quarter and Prior Year Quarter EPS Trends
(1)
1Q14 Comparative EPS Impacted
Initial full quarter impact from 4Q13
capital actions completed to proactively
position FNB for Basel III
Third quarter of Durbin-related revenue
impact
Increased state taxes due to tax law
revisions
Above items impacted 1Q14 EPS
per common share by $0.03
Pleased with 1Q14 Results
Proven strong, consistent, fundamental key
drivers deliver high-quality earnings
Absorbing above headwind items into run-
rate earnings
Well-positioned to continue organic growth
strategy and achieve incremental benefits
from recent expansion efforts
1Q14 efficiency ratio remained below 60%
due to revenue generation, diligent
expense control and cost-saving initiatives,
well-positioned to gain additional
efficiencies

Enhanced Capital Position

Tier 1
Common
Non-
Common
Tier 1
Tier 2
6.1%
6.8%
9/30/2013 3/31/2014
$5.04
$5.58
9/30/2013 3/31/2014
Tier 1
10.6%
Tier 1
11.3%
Total Risk-Based Capital
Tangible Common Equity/
Tangible Assets
Tangible Book Value
Per Share
Capital Position as of March 31, 2014
Capital levels at March 31, 2014 reflect benefit of fourth quarter of 2013 capital actions
Raised $161.3 million in net proceeds through the issuance of 4.7 million shares of common stock and 4.4 million depositary shares of non-cumulative perpetual preferred stock
Strengthened capital structure to address Basel III provisions
Redeemed $138 million of trust preferred securities through March 31, 2014
Trust preferred securities now represent 6% of Tier 1 capital at March 31, 2014 compared to 19% at September 30,
2013 (pre-capital actions), and 39% of non-common Tier 1 capital compared to100% at September 30, 2013
TCE/TA and TBV per share have each increased 11% since September 30, 2013
2.0%
1.7%
1.5%
1.3%
12.1%
12.6%
8.6%
9.6%
9/30/2013 3/31/2014

Market Position Strong Market Position Regional Alignment Presence in Major Markets Acquisition-Related Expansion Enhances Organic Growth Opportunities 14

FNB’s model utilizes six regions, including three in major metropolitan markets, with each having a regional headquarters housing cross-functional teams.
The five most recent announced acquisitions position FNB in dynamic metro markets.
FNB Banking Footprint

Source: SNL Financial
FNB Recent Acquisition Summary
MSA
FNB
Market
Share
MSA
Population
Pittsburgh #3
2.4 Million
(#22 MSA)
PVSA - Closed 1Q12
Baltimore #10
2.7 Million
(#20 MSA)
ANNB - Closed 2Q13
BCSB - Closed 1Q14
OBAF – Pending, expected close 3Q14
Cleveland #14
2.1 Million
(#29 MSA)
PVFC - Closed 4Q13
Cleveland
MSA
Pittsburgh
MSA
Baltimore
MSA
Current FNB Locations
OBAF Locations

MSA Market Share - Proven Success, Opportunity For Growth

Source:  SNL Financial, deposit data as of June 30, 2013, pro-forma as of April 30, 2014, excludes custodial bank (Pittsburgh MSA and Washington DC MSA).
All Other MSAs represent MSA’s with FNB presence excluding Pittsburgh, Cleveland and Baltimore MSAs.
Established MSA Markets – Proven Success, Leading Share Position Achieved
Recent Expansion MSA Markets – Opportunity for Growth
Pittsburgh, PA MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 PNC Financial Services Group Inc. 46,290,008 56.1%
2 Royal Bank of Scotland Group Plc 7,129,530 8.6%
3 F.N.B. Corp. 3,835,905 4.6%
4 Dollar Bank Federal Savings Bank 3,556,646 4.3%
5 First Niagara Financial Group Inc. 2,762,262 3.3%
6 Huntington Bancshares Inc. 2,512,422 3.0%
7 First Commonwealth 2,465,101 3.0%
8 TriState Capital Holdings Inc. 1,940,243 2.4%
9 S&T Bancorp Inc. 1,674,394 2.0%
10 Northwest Bancshares Inc. 1,045,914 1.3%
All Other FNB MSAs
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 Wells Fargo & Co. 28,625,288 11.5%
2 Capital One Financial Corp. 21,808,231 8.8%
3 PNC Financial Services Group Inc. 21,451,640 8.6%
4 Bank of America Corp. 21,178,566 8.5%
5 SunTrust Banks Inc. 16,558,202 6.7%
6 BB&T Corp. 13,395,183 5.4%
7 M&T Bank Corp. 11,277,819 4.5%
8 Citigroup Inc. 6,617,764 2.7%
9 F.N.B. Corp. 5,400,417 2.2%
10 United Bankshares Inc. 4,538,141 1.8%
Baltimore - Towson, MD MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 Bank of America Corp. 16,059,885 25.4%
2 M&T Bank Corp. 14,128,448 22.3%
3 PNC Financial Services Group Inc. 6,716,296 10.6%
4 Wells Fargo & Co. 6,049,235 9.6%
5 BB&T Corp. 3,883,370 6.1%
6 SunTrust Banks Inc. 2,046,469 3.2%
7 First Mariner Bancorp 1,093,935 1.7%
8 Susquehanna Bancshares Inc. 1,082,184 1.7%
9 Capital One Financial Corp. 976,373 1.5%
10 F.N.B. Corp. 965,219 1.5%
Cleveland-Elyria-Mentor, OH MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 KeyCorp 11,363,682 21.9%
2 PNC Financial Services Group Inc. 6,331,873 12.2%
3 TFS Financial Corp. (MHC) 5,425,587 10.4%
4 Huntington Bancshares Inc. 4,261,126 8.2%
5 Royal Bank of Scotland Group Plc 4,104,874 7.9%
6 FirstMerit Corp. 3,469,571 6.7%
7 Fifth Third Bancorp 3,384,743 6.5%
8 JPMorgan Chase & Co. 2,893,731 5.6%
9 U.S. Bancorp 2,032,321 3.9%
10 Dollar Bank Federal Savings Bank 1,701,264 3.3%
14 F.N.B. Corp. 623,947 1.2%

Significant Commercial Prospects

Note: Above metrics at the MSA and County level
(1) Data per U.S. Census Bureau, and does not include total businesses related to pending OBAF acquisition
(2) Data per Hoover’s as of May 2, 2014
(3) Montgomery County, Maryland, presented as potential prospects related to pending OBAF acquisition expansion
Significant Commercial Prospects Concentrated in Pittsburgh, Maryland & Cleveland
Opportunity to Leverage Core Competency and Drive Sustained Organic Growth
(1)
(2)
Strong Concentration of Commercial Prospects In
Metro Expansion Markets
Over 175,000 Total Businesses (1)
(3)
1,882
1,993 2,090
8,867
9,674
10,340
4,584
12,851
13,345 13,410
52,149
59,240
65,169
Youngstown, OH
MSA
Scranton, PA
MSA
Harrisburg, PA
MSA
Cleveland, OH
MSA
Pittsburgh, PA
MSA
Baltimore, MD
MSA
Montgomery
County, MD
# of Business with Revenue >$1M Total Businesses

Disciplined Acquisition Strategy – Platform for Organic Growth

Disciplined and Consistent Acquisition Strategy
Strategy
Disciplined identification and focus on markets that offer
potential to leverage core competencies and growth
opportunities
Criteria
Create shareholder value
Meet strategic vision
Fit culturally
Evaluation
Targeted financial and capital recoupment hurdles
Proficient and experienced due diligence team
Extensive and detailed due diligence process
Execution
Superior post-acquisition execution
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture
13th bank acquisition announced since 2002 (OBAF)
Fifth consecutive acquisition in a major MSA
Five acquisitions completed since 2010
Ten acquisitions completed since 2005
Execution
Strategy
Criteria
Evaluation
Experienced Acquirer

82 %
increase

111 %
increase

70 %
increase

67 %
increase

FNB Corporation

Expanded Franchise = Enhanced Organic Growth Prospects

Note: Market population and market businesses represent current metrics based on respective FNB MSA presence
Data per FNB, SNL Financial and/or U.S. Census Bureau (Businesses)
Acquisition-
Related
Expansion in
Higher Growth
Markets
Enhances
Organic Growth
Opportunities
In Millions
159
289
2007 1Q14 Pro -Forma
FNB Branches
27
57
2007 1Q14 Pro -Forma
FNB Counties of Operation
7.4
12.6
2007 1Q14 Pro -Forma
FNB Markets Population
(MSA)
3.0
5.0
2007 1Q14 Pro -Forma
FNB Markets Households
(MSA)

Thurmont
Jarrettsville
Bel Air
Aberdeen
Elkton
Frederick
Pikesville
Randallstown
Towson
Edgewood
Parkville
Middle River
Mount Airy
Urbana
Damascus
West Friendship
Baltimore
Essex
Dundalk
Ellicott City
Columbia
Worton
Chestertown
Germantown
Gaithersburg
Olney
Glen Burnie
South Gate
Laurel
Rock Hall
Rockville
Aspen Hill
Wheaton
Severna Park
Arnold
Centreville
Potomac
Silver Spring
Bethesda
College Park
Annapolis
Reston
Chillum
Bowie
Kent Island
Grasonville
McLean
Washington
Chantilly
Oakton
Fairfax
Annandale
Suitland
Shady Side
Cordova
Easton
Burke
Alexandria
Deale Beach
Manassas
West Springfield

FNB Corporation

FNB Maryland Acquisitions – Platform For Growth In Place

FNB Maryland
Acquisition History Announce Completion Assets Loans Deposits Branches Credit Mark Cost Savings
OBAF 4/2014 3Q14 0.4 $          0.3 $          0.3 $          6 1.3 x 3% 40%
BCSB 6/2013 2/2014 0.6 $          0.3 $          0.5 $          16 1.4 x 6% 25%
ANNB 10/2012 4/2013 0.4 $          0.3 $          0.4 $          8 1.6 x 6% 30%
FNB Regional HQ 3/2014 1
Total Scale 1.4 $          0.9 $          1.2 $          31
Average P/TBV, Credit Mark, Cost Savings 1.4 x 5% 32%
Dates Scale
(1)
Pricing/Credit Marks/Cost Savings
(2)
P/TBV
($ in billions)
(1) As of close for completed acquisitions , announce date for pending acquisition; (2) As of announce date
FNB’s Expanding Maryland Presence Continues to Strengthen
Solid platform for growth established in under one year
Top 10 deposit market share
Cost effective, lower-risk acquisitions
Attractively priced at an average of 1.4x TBV
Solid, performing acquired portfolios - average
credit mark of 5%
Established presence enables realization of cost savings
Steady pace of acquisitions has allowed time to build strong, in-market leadership and team
Leverages FNB’s experienced integration team
FNB Maryland Presence
Current FNB Locations
OBAF Locations

21 Strong Operating Results 1Q14 Highlights and Trends

1Q14 Operating and Strategic Highlights

First Quarter 2014 Operating Result Highlights
1Q14 operating
(1)
net income available to common shareholders of $30.8 million; earnings per diluted common share of $0.19
First full quarter of 4Q13 capital raise, third quarter of Durbin impact and increased bank shares tax impacted EPS per common share by $0.03
Solid profitability performance and continued high-quality earnings
Return on average tangible assets of 1.06%
(1)
Return on average tangible common equity of 14.60%
(1)
Net interest margin of 3.62%, continued stability in core net interest margin
Efficiency ratio of 59%
Expense control effective – year-over-year operating expense growth of 11% relative to 21% asset growth
Strong organic loan growth
Total organic average loan growth of $144.3 million or 6.2% annualized
Continued good asset quality results
Net charge-offs of 0.28% annualized of average originated loans
Non-performing loans and OREO to total originated loans and OREO at 1.46%
Total delinquency for the originated portfolio improved 11 basis points to 1.17%
Tangible common equity to tangible asset ratio of 6.8%, highest level in over 10 years
Strategic Accomplishments
Announced signing of merger agreement with OBA Financial Services, Inc. (OBAF) on April 8, 2014
Completed and integrated BCSB Bancorp, Inc. (BCSB) acquisition on February 15, 2014
Realized net gain of $9.5 million on sale of certain securities, including trust preferred securities portfolio
Completed redemption of pooled trust preferred securities in conjunction with 4Q13 capital actions
(1) Operating results, a non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details

1Q14 Financial Highlights – Quarterly Trends

Current
Quarter
1Q14
Prior
Quarter
4Q13
Prior Year
Quarter
1Q13
Operating
Earnings
(1)
Net Income ($ millions) $33.1 $32.5 $28.8
Net income available to common shareholders ($ millions) $30.8 $32.5 $28.8
Earnings per diluted common share $0.19 $0.21 $0.20
Profitability
Performance
ROTCE
(1)
14.60% 16.45% 17.43%
ROTA
(1)
1.06% 1.07% 1.08%
Reported net interest margin 3.62% 3.67% 3.66%
Core net interest margin 3.60% 3.61% 3.62%
Efficiency ratio 59.0% 57.8% 59.7%
Strong
Balance Sheet
Organic Growth
Trends
(% Annualized)
(2)
Total loan growth 6.2% 5.9% 6.4%
Commercial loan growth 9.8% 4.4% 10.8%
Consumer loan growth 5.7% 13.8% 6.1%
Transaction deposits and customer repo growth -1.4% 6.8% 2.6%
(3)
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Average, annualized linked quarter organic growth results.  Organic growth results exclude balances acquired in the BCSB acquisition (1Q14) and PVFC  acquisition (4Q13); (3) Total deposits excluding time deposits

Balance Sheet Highlights – Quarterly Averages

(1) Linked-quarter growth, organic growth % is annualized and represents total growth less balances acquired from the BCSB acquisition completed
February 15, 2014; (2) Includes Direct Installment, Indirect Installment and Consumer LOC portfolios; (3) Excludes time deposits; (4) Period-end as of
March 31, 2014
Average Balances, $ in Millions
1Q14
Reported
Growth
(1)
Organic
Growth
(1)
1Q14 Highlights
Balance $ $ %
Securities $2,496 $180.6 - -
Continued balance sheet growth, both
organically and through acquisitions
Total reported growth reflects the
benefit from the completion of the BCSB
acquisition on February 15, 2014
Organic growth in average total loans of
$144.3 million or 6.2% annualized
Strong organic growth of 9.8%
annualized in average commercial
loans
Quarterly average organic results for
transaction deposits and customer
repurchase agreements reflect timing of
seasonality trends.  Organic growth on
a period-end basis strong at $230
million or 10.8% annualized.
Strong Funding Mix
Lower cost, relationship-based
transaction deposits and customer
repurchase agreements represent
76% of total transaction deposits
and customer repurchase
agreements
(4)
Loans to deposits and customer
repos ratio of 85%
Total loans $9,696 $373.0 $144.3 6.2%
Commercial loans $5,425 $271.6 $125.1 9.8%
Consumer loans
(2)
$3,120 $80.6 $43.3 5.7%
Residential mortgage loans $1,107 $21.9 -$23.0 -8.5%
Earning assets $12,243 $468.5 - -
Total deposits and customer repos $11,339 $225.7 -$106.0 -3.8%
Transaction deposits and customer
repos
(3)
$8,644 $139.9 -$30.2 -1.4%
Time deposits $2,695 $85.8 -$75.8 -11.6%
Non-interest bearing deposits $2,223 $53.9 $28.6 5.3%

3.66%
0.04%
3.62%
3.63%
0.02%
3.61%
3.64%
0.00%
3.64%
3.67%
0.06%
3.61%
3.62%
0.02%
3.60%
1Q13
2Q13
3Q13
4Q13
1Q14
Core Net Interest Margin
Accretable Yield Benefit

Net Interest Margin Trends

Net Interest Margin Trends
Net Interest Margin Trends
Accretable  yield benefit of $0.6 million in 1Q14 compared to $1.7 million and $1.3 million in 4Q13 and 1Q13, respectively.
1Q14 net interest income (FTE) totaled $109.5 million, growing $0.9 million, or 0.8%, linked quarter, and $14.7 million, or 15.5%, compared to the  prior year quarter
Continued stability in the core net interest margin

Asset Quality Results (1)

$ in Thousands
1Q14 4Q13 1Q13 1Q14 Highlights
NPL’s+OREO/Total loans+OREO 1.46% 1.44% 1.59%
Overall consistent, solid performance
NPL’s+OREO/Total loans +OREO consistent
with the prior quarter, with the slight increase
reflecting the 3 basis point impact from the
addition of BCSB  OREO, and improved  from
the year-ago quarter
Delinquency improved compared to the prior
quarter and  the year-ago quarter
Total provision continues to exceed net-charge-
offs
Net charge-off results remain at good levels
Year-over-year reserve position reflects
favorable credit migration in the portfolio, pay-
downs and improved non-performing loan
levels
Total delinquency 1.17% 1.28% 1.45%
Provision for loan losses
(2)
$7,006 $8,366 $7,541
Net charge-offs (NCO’s)
(2)
$5,571 $7,634 $4,213
NCO’s/Total average loans
(2)
0.23% 0.32% 0.21%
NCO’s/Total average originated loans 0.28% 0.30% 0.22%
Allowance for loan losses/
Total loans 1.28% 1.29% 1.39%
Allowance for loan losses/
Total non-performing loans 134.88% 135.42% 124.80%
(1)
Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans”
excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(2)
Total portfolio metric

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.15%
1.60%
1.44%
1.46%
2011
2012
2013
1Q14
FNB
Peer Group Median

1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.62%
0.41%
0.28%
0.28%
FY 2011
FY 2012
FY 2013
1Q14
FNB
Peer Group Median

Asset Quality Trends

Peer data per SNL Financial, refer to Appendix for peer listing; (1) Metrics shown are originated portfolio. “Originated portfolio” or “Originated loans”
excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value; (2) Based on balances at quarter end for each period presented; (3) Full year or quarterly results annualized.
NCO’s Originated Loans/
Total Originated Loans
(1)(3)
NPL’s+OREO/
Total Originated Loans+OREO
(1)(2)

28 Investment Thesis Long-Term Investment Thesis

Long-Term Investment Thesis - Return Focused

Long-Term Investment Thesis
5-6%
4-6%
Implied Total Shareholder Return 9-12%
FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders
Targeted EPS Growth
Targeted Dividend Yield
(Targeted Payout Ratio 60-70%)

Consistent Operating Results

FNB = 93% Percentile FNB = 92% Percentile
Data per FNB and/or SNL Financial
Refer to Supplemental Information for peer listing
FNB’s ability to deliver consistent operating results exceeds peer results
0.000%
0.010%
0.020%
0.030%
0.040%
0.050%
0.060%
2013 Peer Median FNB
Revenue/Avg Assets Volatility
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
2014 Peer Median FNB
ROAA Volatility
FNB and Peer Volatility (Standard Deviation 1Q10 – 1Q14)

Attractive P/E Valuation Highlights Potential Upside
Market data per SNL Financial as of May 9, 2014.  Refer to Supplemental Information for regional peer listing.

Consistent premium to peers based on price to
tangible book value per share
FNB currently reflects an attractive valuation
based on future earnings
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
3.00x
3.50x
4.00x
05/09/11 05/09/12 05/09/13 05/09/14
FNB Peer Median
13.49x
13.81x
8.00x
9.00x
10.00x
11.00x
12.00x
13.00x
14.00x
15.00x
FNB 2014 Peer Median
Historical Price / TBV Per Share (x) Price /  2015 EPS Estimate (x)

05/09/11
08/07/11
11/05/11
02/03/12
05/03/12
08/01/12
10/30/12
01/28/13
04/28/13
07/27/13
10/25/13
01/23/14
04/23/14

FNB Corporation

FNB Dividend Yield
Market data per SNL Financial as of May 9, 2014.  Refer to Supplemental Information for regional peer listing.

FNB Dividend Yield Consistently Above Peer Levels
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
Annualized Dividend Yield
FNB Peer Median

33 Supplemental Information

Supplemental Information Index
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Loan Risk Profile
Regency Finance Company Profile
Regional Peer Group Listing
GAAP to Non-GAAP Reconciliation

Other 2%
Regency 2%
Florida 0%
Commercial Leases 1%
Indirect 7%
Residential Mortgage 11%
CRE: Non-Owner Occupied 20%
Consumer Home Equity 22%
CRE: Owner Occupied 15%
Commercial & Industrial 20%

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
3/31/2014 CAGR % of Portfolio
($ in millions)
Balance
12/31/08-
3/31/14 12/31/08 3/31/14
C&I $1,965 14.9% 16% 20%
CRE:  Non-Owner Occupied 1,973 15.3% 16% 20%
CRE:  Owner Occupied 1,453 7.4% 17% 15%
Commercial Leases 161 32.3% 1% 1%
Total Commercial $5,552 13.0% 50% 56%
Consumer Home Equity 2,221 12.2% 21% 22%
Residential Mortgage 1,093 12.9% 10% 11%
Indirect 666 5.3% 9% 7%
Other 200 4.8% 3% 2%
Regency 171 1.5% 2% 2%
Florida 39 -31.9% 5% <1%
Total Loan Portfolio $9,943 10.7% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$9.9 Billion Loan Portfolio
March 31, 2014
C&I + Owner Occupied CRE =
34% of Total Loan Portfolio

Non-interest Bearing 20%
Time Deposits 24%
Savings, NOW, MMDA 47%
Customer Repos 9%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through March 31, 2014
3/31/2014 CAGR Mix %
($ in millions)
Balance
12/31/08-
3/31/14 12/31/08 3/31/14
Savings, NOW, MMDA $5,543 13.8% 44% 47%
Time Deposits 2,777 3.5% 36% 24%
Non-Interest Bearing 2,353 19.6% 14% 20%
Customer Repos 1,052 19.4% 6% 9%
Total Deposits and
Customer Repo Agreements $11,726 12.0% 100% 100%
Transaction Deposits (1) and
Customer Repo Agreements $8,949 15.8% 64% 76%
Loans to Deposits and Customer Repo Agreements Ratio =
85% at March 31, 2014
New client acquisition and relationship-based focus reflected in favorable deposit mix
– 15.8% average growth for transaction deposits and customer repo agreements (2)
– 76% of total deposits and customer repo agreements are transaction-based deposits (1)
$11.7 Billion Deposits and
Customer Repo Agreements
March 31, 2014

AAA, 94.3%
AA, 3.1%
A, 1.9%
BBB,BB,B
CCC,CC,Ca,C
Non-Rated
0.7%

Available for Sale, 48%
Held to Maturity, 52%

Investment Portfolio

(1) Amounts reflect GAAP
Highly Rated $2.7 Billion Investment Portfolio
March 31, 2014
Ratings Composition
% Ratings
($ in millions
(1)
) Portfolio Investment %
Agency MBS $1,081 40% AAA
97% of total portfolio rated AA or better, 99% rated A or
better
Relatively low duration of 3.6
Municipal bond portfolio
Highly rated with an average rating of AA and 98.5%
of the portfolio rated A or better
General obligation bonds = 98.9% of portfolio
80.9% from municipalities located throughout
Pennsylvania
CMO Agency 1,063 39% AAA  100%
Agency Senior Notes 366 13% AAA 100%
Municipals 146 5%
AAA
AA
A
BBB
11%
57%
31%
1%
Short Term 25 <1% AAA 100%
Commercial MBS 11 <1% AAA 100%
Corporate 10 <1%
A
BBB
50%
50%
CMO Private Label 8 <1%
AA
A
BBB
BB
22%
11%
36%
31%
Trust Preferred 6 <1%
BBB
BB
B
28%
40%
32%
Bank Stocks 2 <1% Non-Rated
US Treasury 1 <1% AAA 100%
Total Investment Portfolio $2,719 100%
100%

Loan Risk Profile
(1) Originated portfolio metric
$ in millions
Balance
3/31/2014 % of Loans NPL's/Loans
(1)
YTD Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,965 19.8% 0.24% 0.03% 0.37%
CRE:  Non-Owner Occupied 1,973 19.8% 0.75% -0.03% 0.80%
CRE:  Owner Occupied 1,453 14.6% 2.13% 0.69% 2.40%
Home Equity and Other Consumer 2,362 23.8% 0.54% 0.17% 0.71%
Residential Mortgage 1,093 11.0% 1.25% 0.06% 2.05%
Indirect Consumer 666 6.7% 0.19% 0.34% 0.76%
Regency Finance 171 1.7% 4.44% 4.21% 3.54%
Commercial Leases 161 1.6% 0.46% 0.15% 1.17%
Florida 39 0.4% 24.09% -0.06% 24.09%
Other 59 0.6% 0.00% 1.94% 0.39%
Total $9,943 100.0% 0.95% 0.28% 1.17%

Consumer finance business with over 80 years of consumer lending experience
Credit quality: 1Q14 net charge-offs to average loans of 4.15%
Returns: 1Q14: ROA 3.73%, ROE 37.45%, ROTE 41.50%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.
Tennessee
Ohio
Pennsylvania
Kentucky

72 Locations
Spanning Four
States
Regency Finance Company
$171 Million Loan Portfolio
86% of Real Estate Loans are First Mortgages

Regional Peer Group Listing

Ticker Institution Ticker Institution
ASBC Associated Bancorp ONB Old National Bancorp
AF Astoria Financial Corporation PVTB Private Bancorp, Inc.
CBSH Commerce Bancshares, Inc. SUSQ Susquehanna Bancshares, Inc.
FMER First Merit Corp. UMBF UMB Financial Corp.
FULT Fulton Financial Corporation VLY Valley National Bancorp
MBFI MB Financial, Inc WBS Webster Financial Corporation
NPBC National Penn Bancshares, Inc. WTFC Wintrust Financial Corporation

GAAP to Non-GAAP Reconciliation

Operating Return on Average Tangible Common Equity
Operating Return on Average Tangible Assets
March 31, 2014 December 31, 2013 March 31, 2013
Operating net income
Net income available to common shareholders $32,203 $28,439 $28,538
Add: Merger and severance costs, net of tax 4,711                                    2,599                                    229
Add: Debt issuance costs, net of tax -                                        1,412                                    -
Less: Net gain on sale of TPS and other securities, net of tax 6,150                                    -                                        -
Operating net income available to common shareholders $30,764 $32,450 $28,767
Operating diluted earnings per share
Diluted earnings per common share $0.20 $0.18 $0.20
Add: Merger and severance costs, net of tax 0.03                                      0.02                                      0.00
Add: Debt issuance costs, net of tax -                                        0.01                                      -
Less: Net gain on sale of TPS and other securities, net of tax (0.04)                                     -                                        -
Operating diluted earnings per common share $0.19 $0.21 $0.20
Operating return on average tangible common equity
Operating net income avail to common shareholders (annualized) $124,764 $128,742 $116,668
Amortization of intangibles, net of tax (annualized) 6,018                                    6,045                                    5,076
$130,782 $134,787 $121,744
Average shareholders' common equity $1,722,721 $1,623,543 $1,410,827
Less: Average intangible assets 827,344                                 804,098                                 712,466
Average tangible common equity $895,377 $819,446 $698,361
Operating return on average tangible common equity 14.60% 16.45% 17.43%
Operating return on average tangible assets
Operating net income (annualized) $134,180 $128,742 $116,668
Amortization of intangibles, net of tax (annualized) 6,018                                    6,045                                    5,076
$140,198 $134,787 $121,744
Average total assets $13,989,304 $13,456,936 $12,004,759
Less: Average intangible assets 827,344                                 804,098                                 712,466
Average tangible assets 13,161,960 $                         12,652,838 $                         11,292,292 $
Operating return on average tangible assets 1.06% 1.07% 1.08%
For the Quarter Ended

GAAP to Non-GAAP Reconciliation

Full Year
Non-GAAP Reconciliation
2013 2012 2011 2010
Operating net income
Net income $117,804 $110,410 $87,047 $74,652
Add: Merger and severance costs, net of tax 5,336                  5,203                  3,238                  402
Add: Litigation settlement accrual, net of tax -                      1,950                  -                      -
Add: Branch consolidation costs, net of tax -                      1,214                  -                      -
Add: Debt redemption costs, net of tax 1,412                  -                      -                      -
Less: Gain on extinguishment of debt, net of tax (1,013)                 -                      -                      -
Less: Gain on sale of building, net of tax -                      (942)                     -                      -
Less: One-time pension expense credit, next of tax -                      -                      -                      (6,853)
Operating net income $123,540 $117,835 $90,285 $68,201
Operating diluted earnings per share
Diluted earnings per share $0.80 $0.79 $0.70 $0.65
Add: Merger and severance costs, net of tax 0.04                     0.04                     0.02                     0.00
Add: Litigation settlement accrual, net of tax -                      0.01                     -                      -
Add: Branch consolidation costs, net of tax -                      0.01                     -                      -
Add: Debt redemption costs, net of tax 0.01                     -                      -                      -
Less: Gain on extinguishment of debt, net of tax (0.01)                   -                      -                      -
Less: Gain on sale of building, net of tax -                      (0.01)                   -                      -
Less: One-time pension expense credit, next of tax -                      -                      -                      (0.05)
Operating diluted earnings per share $0.84 $0.84 $0.72 $0.60
Operating return on average tangible common equity
Operating net income (annualized) $123,539 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,465                  5,801                  4,698                  4,364
$129,004 $123,635 $94,983 $72,565
Average shareholders' common equity $1,496,544 $1,376,493 $1,181,941 $1,057,732
Less: Average intangible assets 752,894              717,031              599,851              564,448
Average tangible common equity $743,651 $659,462 $582,089 $493,284
Operating return on average tangible common equity 17.35% 18.75% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $123,539 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,465                  5,801                  4,698                  4,364
$129,004 $123,635 $94,983 $72,565
Average total assets $12,640,685 $11,782,821 $9,871,164 $8,906,734
Less: Average intangible assets 752,894              717,031              599,851              564,448
Average tangible assets 11,887,792 $       11,065,789 $       9,271,313 $         8,342,286 $
Operating return on average tangible assets 1.09% 1.12% 1.02% 0.87%
Year Ended December 31,